 MIDAS
MAGIC

The Fund Seeks Long Term
Capital Appreciation by
Investing Primarily in
Equity Securities

A Member of the Midas Funds Family
Semi-Annual Report
June 30, 1999

MIDAS MAGIC

11 Hanover Square, New York, NY 10005
1-800-400-MIDAS (6432) for Investment Information
1-888-503-VOICE (8642) for Shareholder Services
www.midasfunds.net
August 12, 1999
Fellow Shareholders:

 We are very pleased to submit this Semi-Annual report for the six months ended June 30, 1999 for Midas Magic, formerly Rockwood Fund, and to welcome our new shareholders who have joined us since our last Report by opening regular, gifts to minors, and IRA accounts.

Fund Up +31.75 in Six Months

We are particularly pleased to report that the value of your Midas Magic shares increased 31.75% for the first half of the year. It is also interesting to note that this compares to total returns for the period of 9.36% for the Morningstar Small Company Growth Fund category, and 9.28% for the Russell 2000, an unmanaged, fully invested small company index. The Fund's results reflect a combination of investing in selected common stocks that performed well, and adopting a defensive strategy when they and other rapidly growing companies appeared overpriced and vulnerable to a significant decline.

Review and Outlook

In February, we concluded that internet-oriented business would continue to attract investors of all types, individuals and institutional. After disposing of the majority of our small and micro-cap positions, we made substantial commitments to America Online, Inc., Realnetworks, Inc., and Charles Schwab Corp. and other larger capitalization companies whose shares were appreciating rapidly, reflecting both significant improvements in business prospects, but also increased investor willingness to ascribe higher valuation multiples to those improving prospects.

By late April, however we determined that valuation and investor euphoria had reached unsustainable levels. Also, the economy's performance strongly suggested higher interest rates. In fact, between the beginning of January and the end of June, yields on 30 year Treasury bonds rose from 5.10% to 5.96%, pushing bond prices down and resulting in a negative total return of -10.4% for the period. Three month Treasury bills ended 1998 yielding 4.45% and rose to 4.78% by mid year. The Federal Funds rate also rose during the first half of the year. We believe that the interest rate increases reflected investor awareness during the first half of the year that the domestic economy was performing exceptionally well. Real gross domestic product -- the total value of goods and services produced in the United States -- grew 4.3% for the first quarter, and 2.3% for the second quarter. The unemployment rate declined to as low as 4.2%, and new jobs were created at an average rate of 195,000 per month, down from the 275,000 pace at the end of last year. Anticipating the trend of these developments, in April we eliminated the Fund's exposure to all equities (except for one special situation).

The Federal Reserve Open Market Committee will meet again in August, October, November, and December. Market expectations, as reflected in futures contracts, suggest an additional 0.25% rate hike by year end. We are skeptical that June's 0.25% rate hike will have any significant impact in slowing the current expansion. It is important to keep in mind that long-term interest rates have risen by as much as a full percent already this year, and this should exert some restraint on the rate of growth for the balance of the year. Additionally, the imbalance between current equity market valuations and historic norms has the potential to exert unusual downward pressure on the economy and financial markets in the future.

 Despite the lack of inflationary pressures and the problematic imbalances discussed above, we believe the Federal Reserve's concern with the strength of the economy is growing. Additional increases in the Federal Funds rate are not unlikely. The U.S. dollar, and the relative performance of the U.S. equity markets, remain vulnerable to economic recovery in Europe. Under these circumstances, the Fund will continue to invest opportunistically but carefully during the second half of the year, in seeking for Fund shareholders long term capital appreciation.

Convenient Ways to Grow Your Account

We look forward to building on our strong first half results. To take advantage of this and the favorable economic background, we recommend building your account on a regular basis, which can be done safely, automatically, and conveniently through our Midas Bank Transfer Plan, Midas Salary Investing Plan, and Midas Government Direct Deposit Plan. For information on any of these free services, give us a call and we will help you get started.

 If you have any questions or would like information on any of the Midas Funds, or the Midas Traditional, Roth, or Education IRA, we would be pleased to hear from you. Call 1-800-400-MIDAS (6432) and an Investor Service Representative will be happy to assist you, as always, without any obligation on your part.

Sincerely, Bassett S. Winmill Portfolio Manager

MIDAS MAGIC Schedule of Portfolio Investments - June 30, 1999 (Unaudited)
Shares		Market Value
	COMMON STOCKS (1.46%)
	Savings Institutions, Federally Chartered (1.46%)
3,890	Security Investments Group, Inc.*.	$ 9,239

	Total Common Stocks (cost: $9,968)	9,239

	SHORT TERM INVESTMENTS (98.54%)
$ 4,016	State Street Bank & Trust Repurchase Agreement 3.5%, June 30, 1999 due July 1, 1999 (collateralized by $5,000 U.S. Treasury Bond, 8.125%, due 8/15/99 market value: $6,125 proceeds at maturity: $4,016)	4,016
625,000	U.S. Treasury Bill, due 8/19/99.	621,206

	Total Short Term Investments (cost: $625,222)	625,222

	Total Investments (cost: $635,190) (100%)	$634,461

	* Indicates non-income producing security

	See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES June 30, 1999 (Unaudited)
ASSETS
Investments at market value (cost: $635,190) (note 1)	$ 634,461
Cash	2,218
Other assets	125&
Total assets	636,804

LIABILITIES:
Due to Investment Manager	20,894
Accrued expenses	10,137&
Total liabilities	31,031

NET ASSETS: (applicable to 31,563
outstanding shares: 1,000,000,000 shares of $.01 par value authorized)	$605,773

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
($605,773 ÷ 31,563)	$19.19

At June 30, 1999, net assets consisted of:
Paid-in capital	$524,280
Accumulated net realized gain on investments	82,308
Accumulated deficit in net investment income	(86)
Net unrealized depreciation on investments	(729)
$605,773

STATEMENT OF OPERATIONS For six months ended June 30, 1999 (Unaudited)

INVESTMENT INCOME:
Interest	$4,873
Dividends	714
Total Investment Income	5,587

EXPENSES:
Transfer agent	12,312
Registration (note 3)	5,108
Professional (note 3)	3,644
Investment management (note 3)	2,923
Printing	1,487
Custodian	1,191
Distribution (note 3)	731
Directors	179
Other	2,135
Total expenses	29,710
Expenses reimbursed (note 3)	(24,037)
Net expenses	5,673
Net investment loss (86)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	87,733
Unrealized appreciation of investmentsduring the period	57,795
Net realized and unrealized gain on investments	$145,528
Net increase in net assets resulting from operations	$145,442

STATEMENT OF CHANGES IN NET ASSETS For the six months anded June 30, 1999 (Unaudited), the two months ended December 31, 1998 and for the year ended October 31, 1998
	June 30, 1999	December 31, 1998	October 31, 1998
OPERATIONS:
Net investment loss	$ (86)	$ (1,484)	$ (14,818)
Net realized gain (loss) from security transactions	87,733	(5,425)	66,114
Unrealized appreciation (depreciation of investments during the period	57,795	42,907	(473,290)
Net increase (decrease) in net assets resulting from operations	145,442	35,998	(421,994)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from capital gains ($2.04 and $1.80 per share, respectively)	-	(65,967)	(116,177)

CAPITAL SHARE TRANSACTIONS
Change in net assets resulting from capital share transactions (a)	(87,825)	(34,769)	(619,870)
Total change in net assets	57,617	(64,738)	(1,158,041)

NET ASSETS
Beginning of period	548,156	612,894	1,770,935
End of period	$605,773	$548,156	$612,894

a) Transactions in capital shares were as follows:

	June 30, 1999		December 31, 1998		October 31, 1998
	Shares	Value	Shares	Value	Shares	Value
Shares sold	20,405	$364,394	1,035	$15,252	7,020	$142,169
Shares issued in reinvestment of distributions	-	-	4,704	65,948	5,973	116,053
Shares redeemed	(26,453)	(452,219)	(7,244)	(115,969)	(44,937)	(878,092)
Net decreases	(6,048)	$(87,825)	(1,505)	$(34,769)	(31,944)	$(619,870)

See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)

(1) Midas Magic, Inc. (formerly Rockwood Fund, Inc.) (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The investment objective of the Fund is capital appreciation. The Fund seeks capital appreciation by investing, depending on the assessment of economic and market factors, in equity securities, securities convertible into common stocks, and preferred stocks. On March 4, 1998, the Board of Directors of the Fund approved a change in the fiscal year-end to December 31. Previously, the fiscal year end was October 31. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Short term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 (2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based on Federal income tax cost of $635,191, gross unrealized depreciation was $729 at June 30, 1999.

(3) The Fund retains Midas Management Corporation as its Investment Manager. Under the Investment Management Agreement, the Fund pays the Investment Manager a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion and .75% over $1 billion. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Voluntary reimbursement for the six months ended June 30, 1999 was $24,037. Effective June 30, 1999, the investment management agreement with Rockwood Advisers, Inc. ("RA"), was transferred to the Investment Manager. The terms of the investment management agreement, other than the name of the investment manager, did not change. Pursuant to the Investment Management Agreement, RA retained Aspen Securities and Advisory, Inc. (the "Subadviser") regarding portfolio investments. Pursuant to the Subadvisory Agreement, which terminated March 1, 1998, the Subadviser advised and consulted with RA's regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assisted in pricing and generally monitoring such investments. The Subadviser also provided RA with advice as to allocating the Fund's portfolio assets among equities and other types of investments, including recommendations of specific investments. RA, not the Fund, paid the Subadviser monthly a percentage of RA's net fees based upon the Fund's performance and net assets. Certain officers and directors of the Fund are officers and directors of the Investment Manager, RA, and Investor Service Center, Inc., the Fund's Distributor. For the six months ended June 30, 1999, the Fund paid $100 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager and RA until March 31, 1999, as commissions for brokerage services. The Fund reimbursed the Investment Manager and RA $177 for providing certain administrative and accounting services at cost for the six months ended June 30, 1999. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. The Investment Manager has contractually agreed to reimburse Fund expenses excluding taxes, etc., in excess of 1.90% of average net assets until May 1, 2000.

 (4) Purchases and proceeds of sales of securities other than short term notes aggregated $350,422 and $993,151, respectively for the six months ended June 30, 1999.

Year 2000. The Fund could be adversely affected if computer systems used by the Investment Manager and the Fund's other service providers do not properly process and calculate date-related information on and after January 1, 2000. The Investment Manager is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. There could be a negative impact on the Fund. While the Fund cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.

FINANCIAL HIGHLIGHTS
				Years Ended October 31,
	Six Months Ended June 30, 1999 (Unaudited)	Two Months Ended December 31 1998	1998	1997	1996	1995	1994
PER SHARE DATA*
Net asset value at beginning of period	$14.57	$15.57	$24.92	$24.24	$18.73	$16.61	$16.32
Income from investment operations:
Net investment loss	-	(.04)	(.25)	(.59)	(.56)	(.31)	(.22)
Net realized and unrealized gain (loss) on investments	4.62	.98	(7.20)	6.17	6.07	2.43	.51
Total from investment operations	4.62	.94	(7.45)	5.58	5.51	2.12	.29
Less distributions:
Distributions from net realizedgain on investment	-	(2.04)	(1.80)	(4.90)	-	-	-
Net asset value at end of period	$19.19	$14.57	$15.67	$24.92	$24.24	$18.73	$16.61
TOTAL RETURN	31.71%	6.48%	(31.29)%	27.55%	29.42%	12.76%	1.78%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)	$606	$548	$613	$1,771	$1,200	$774	$714
Ratio of expenses to average net assets (a)(b)	1.94%**	2.85%**	2.09%	2.81%	2.55%	2.30%	2.00%
Ratio of net investment loss to average net assets	(.03)%**	(1.54)%**	(1.38)%	(2.65)%	(2.23)%	(1.77)%	(1.38)%
Portfolio turnover rate	112.93%	0%	207.02%	44.00%	42.48%	30.04%	18.26%

* Per share net investment loss and net realized and unrealized gain on investments have been computed using the average number of shares outstand
** Annualized.
(a) Ratio prior to reimbursement by the Investment Manager was 10.16%**, 18.84%**, 9.27%, 10.47%,
4.44%, 3.00%, and 2.82% for the six months ended June 30, 1999, the two months ended December 31, 1998 and the years ended October 31, 1998, 1997, 1996, 1995, and 1994, respectively.
(b) Ratio after custodian fee credits was 1.97% for the year ended October 31, 1998. There were no custodian fee credits for prior years.

MIDAS
MAGIC

For Fund prospectuses and other
investment information, call toll-free
1-800-4003-MIDAS (6432)

For shareholder services by
Investor Access, call toll-free
1-888-503-VOICE (8642)

Or, access the Fund on the web at
www.midasfunds.com